1933 ACT REGISTRATION NO. 002-22542
                                             1940 ACT REGISTRATION NO. 811-1273
===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                 ---------------------------------------------


                                  FORM N-1A

      REGISTRATION STATEMENT UNDER
        THE SECURITIES ACT OF 1933 .........................................  X
         PRE-EFFECTIVE AMENDMENT NO. .......................................
         POST-EFFECTIVE AMENDMENT NO. 41 ...................................  X
          AND/OR
      REGISTRATION STATEMENT UNDER
        THE INVESTMENT COMPANY OF 1940......................................  X
         AMENDMENT NO. 41...................................................  X


                 ---------------------------------------------


                              M.S.B. FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 573-9354

                                JAMES H. BLUCK
                          HUGHES HUBBARD & REED LLP
                            ONE BATTERY PARK PLAZA
                           NEW YORK, NEW YORK 10004
                   (NAME AND ADDRESS OF AGENT FOR  SERVICE)
  It is proposed that this filing will become effective (check appropriate box)
                __IMMEDIATELY  UPON FILING PURSUANT TO PARAGRAPH (B)
                __ON (DATE)  PURSUANT TO  PARAGRAPH  (B)
                __60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
                X ON MAY 1, 1999 PURSUANT TO PARAGRAPH (A)(1)
                __75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
                __ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.
  If appropriate, check the following box:
                __This post-effective  amendment designates a new effective date for a previously filed post-effective amendment.


  Title of Securities Being Registered: Class A Stock, par value $.001 per share

 ==============================================================================

                              M.S.B. FUND, INC.

                                -------------

                            CROSS REFERENCE SHEET

N-1A ITEM NO.                                          LOCATION
-------------                                          --------

PART A    INFORMATION REQUIRED IN A PROSPECTUS

Item 1.   Front and Back Cover Pages................... Front and Back Cover
                                                         Pages of the Prospectus

Item 2.   Risk/Return Summary:  Investments, Risks,
          and Performance.............................. Key Points; Performance
                                                         Performance Summary

Item 3.   Risk/Return Summary:  Fee Table.............. Fees and Expenses of
                                                         the Fund

Item 4.   Investment Objectives, Principal Strategies,
          and Related Risks............................ Investment Objective
                                                         and Strategies;
                                                         Principal Risks

Item 5.   Management's Discussion of Fund
          Performance.................................. Not Applicable

Item 6.   Management, Organization, and Capital
          Structure.................................... Portfolio Management

Item 7.   Shareholder Information...................... Share Price - Net Asset
                                                         Value; Purchase of
                                                         Fund Shares; Share
                                                         Purchase Options;
                                                         Redeeming Shares;
                                                         Dividends,
                                                         Distributions and
                                                         Federal Income Tax
                                                         Status

Item 8.   Distribution Arrangements.................... Purchase of Fund Shares

Item 9.   Financial Highlights Information............. Financial Highlights

PART B    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.  Cover Page and Table of Contents............. Cover Page of the
                                                         Statement of
                                                         Additional
                                                         Information and
                                                         Contents

Item 11.  Fund History................................. The Fund

Item 12.  Description of the Fund and Its Investments
          and Risks.................................... Investment Objective,
                                                         Policies and Risks

Item 13.  Management of the Fund....................... Officers and Directors
                                                         of the Fund

Item 14.  Control Persons and Principal Holders
          of Securities................................ Officers and Directors
                                                         of the Fund

Item 15.  Investment Advisory and Other Services....... Investment Advisory
                                                         and Other Services;
                                                         Independent Auditors

Item 16.  Brokerage Allocation and Other Practices..... Purchase and Sale of
                                                         Portfolio Securities

Item 17.  Capital Stock and Other Securities........... Description of Capital
                                                         Stock

Item 18.  Purchase, Redemption and Pricing of Shares... Purchase and Redemption
                                                         of Shares; Financial
                                                         Statements

Item 19.  Taxation of the Fund......................... Income Tax Status,
                                                         Dividends and
                                                         Distributions

Item 20.  Underwriters................................. Investment Advisory
                                                         and Other Services

Item 21.  Calculation of Performance Data.............. Performance Information

Item 22.  Financial Statements......................... Financial Statements

PART C    OTHER INFORMATION

   INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C TO THIS REGISTRATION STATEMENT.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

This Prospectus does not constitute an offer in any state or jurisdiction in which, or to any person to whom, the Fund may not lawfully make such an offer.


                                     M.S.B.
                                   FUND, INC.



                              INVESTMENT OBJECTIVE:
                           LONG-TERM GROWTH OF CAPITAL



                                   PROSPECTUS
                          O O O O O O O O O O O O O O
                                   May 1, 1999




                         You should read this Prospectus
                      and retain it for future reference.

CONTENTS
                                    PAGE                                    PAGE
Key Points...........................  2     Dividends, Distributions and
Performance Summary..................  3       Federal Income Tax Status....  13
Fees and Expenses of the Fund........  4     Portfolio Management...........  14
Investment Objective and Strategies..  5     Administrator, Transfer Agent,
Principal Risks......................  5       Dividend Paying Agent and
Share Price - Net Asset Value........  6       Custodian....................  15
Purchase of Fund Shares..............  7     Distributor....................  15
Share Purchase Options...............  8     Financial Highlights...........  15
Redeeming Shares..................... 10     Additional Information and
                                                Shareholder Inquiries...... Back
                                                                           Cover

                ------------------------------------------------

                                  KEY POINTS

GOAL AND PRINCIPAL STRATEGIES: The Fund's investment objective is to achieve long-term growth of capital for its shareholders. The Fund seeks to achieve this objective by investing in a diversified portfolio of equity securities, primarily common stocks, of companies the investment adviser believes to have growth potential and a reasonable price. There is no assurance that the Fund in fact will achieve this objective.

RISKS: All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money. Below is a summary of the principal risk factors for the Fund.

O MARKET AND INVESTMENT RISKS. The market value of a security may move up or down. The value of the Fund's shares will fluctuate in accordance with the value of the securities held in its portfolio. Declines are possible in the overall stock market or in the particular securities or types of securities held by the Fund, and it is possible to lose money as a result of your investment.

O PORTFOLIO MANAGEMENT RISKS. The Investment Adviser's skill will affect the ability of the Fund to achieve its investment objective. The strategies employed by the Fund may be more or less successful than other strategies at different times and under different market or economic conditions. Accordingly, the Fund's performance for any period may differ from the performance of the overall market or from other investments that may be available to you.

INVESTMENTS NOT INSURED OR GUARANTEED: An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             PERFORMANCE SUMMARY

   The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year over a 10-year period and by showing how the Fund's average annual returns for one-, three-, five-, and ten-years compare to those of a broad-based securities market index. All returns assume reinvestment of dividends but, unlike the Fund's returns, index returns do not reflect any fees or expenses. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

         YEAR-BY-YEAR TOTAL RETURNS (AS OF DECEMBER 31 OF EACH YEAR)

 1989     1990    1991    1992    1993     1994    1995    1996    1997    1998

28.06%  (7.40%)  16.97%  10.66%  20.64%  (1.70%)  24.97%  21.16%  28.88%  31.45%

Best Quarter:     4th Quarter, 1998     +22.56%
Worst Quarter:    3rd Quarter, 1990     -16.93%

                         AVERAGE ANNUAL TOTAL RETURNS

                     1 Year        3 Years        5 Years       10 Years

M.S.B. Fund, Inc.    31.45%        27.09%         20.32%        16.66%

S&P 500 Index<F1>    28.72%        28.28%         24.09%        19.22%
---------------

<F1>  The S & P 500 Index is the Standard & Poor's Composite Index of 500
      Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks.

   Total return shows the change in the value of an investment in the Fund over a specified period of time (such as one, three, five or ten years), assuming reinvestment of all dividends and distributions and after deduction of all applicable charges and expenses. The Fund's average annual total return represents the annual compounded growth rate that would produce the total return achieved over the period. The performance information reported by the Fund does not take into account any federal or state income taxes that you may pay.

                        FEES AND EXPENSES OF THE FUND

   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment, such as sales charges (loads), deferred sales charges (loads), redemption fees or exchange fees).......................................................... NONE

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets). Annual fund operating expense figures are for the fiscal year ended December 31, 1998, and are expressed as a percentage of the Fund's average net assets.

  Management Fees (without giving effect to expense limitation)....... 0.75%<F2>
  Distribution or Service (12b-1) Fees................................ 0.00%
  Other Expenses...................................................... 0.64%
    Administration, Transfer Agent and Custodian Fees (without
      giving effect to fee waiver)                              0.26%*
    Professional and Directors' Expenses                        0.22%
    Insurance, Printing and Miscellaneous Expenses              0.16%
  Total Annual Fund Operating Expenses (without giving effect to expense limitation and fee waivers)............................ 1.39%<F2>

---------------
<F2>  The preceding table is based on expenses incurred during the fiscal year ended December 31, 1998, without giving effect to expense limitations that were in effect during the year under the Fund's investment advisory agreement and voluntary fee waivers by the Fund's Administrator and Transfer Agent . If the effect of these expense limitations and fee waivers were included, the Management Fees in the table would have been 0.73%, the Administration and Transfer Agent in the foregoing table would have been 0.21%, and Total Fund Operating Expenses would have been 1.32%. The Fund's investment advisory agreement does not provide for any expiration of the expense limitation. The Administrator and Transfer Agent have agreed to continue the fee waivers through May 18, 2000.

EXAMPLE

   This Example may help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

   The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, all dividends and distributions are reinvested and the Fund's operating expenses described in the preceding table remain the same as a percentage of net assets.<F3> Based on these assumptions your costs would be:

                 1 YEAR     3 YEARS     5 YEARS    10 YEARS
                 ------     -------     -------    --------
                 $14         $44         $76        $167

---------------

<F3>  If the effect of expense limitations and fee waivers that were in effect during the year were reflected in the Example, the expenses paid for the one-, three-, five- and ten-year periods would have been $13, $42, $72 and $159.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

   The investment objective of the Fund is to achieve long-term growth of capital for its shareholders. The Fund is designed as an investment vehicle for value-oriented investors who want to see their capital grow over the longer term and who are willing to take moderate risks to achieve that goal. There is no assurance that the Fund will, in fact, achieve its objective.

   The Board of Directors may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in equity securities of companies whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of its Investment Adviser.

   The equity securities in which the Fund invests consist primarily of dividend-paying common stocks of large-size companies, i.e., companies with a market capitalization in excess of $5 billion. The Fund may invest up to 25% of its assets in equity securities of smaller companies, which may be less liquid and more volatile than the securities of larger companies. The equity securities in which the Fund may invest also include common stocks that do not pay dividends.

   Under normal market conditions, it is the Fund's policy to invest substantially all of its assets in equity securities. However, if the Fund's Investment Adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and government securities. In taking this action, the Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Investment Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Fund's investment objective.

   To a limited extent, the Fund also may engage in other investment practices.

   More information about the Fund's investments and strategies is provided in the Statement of Additional Information.

PRINCIPAL RISKS

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   The principal risk factors for the Fund are discussed below. Before you invest, please make sure you understand the risks that apply to your investment.

MARKET AND INVESTMENT RISKS

   There are market risks and investment risks with any security. The market value of a security may move up or down. The value of the Fund's shares will fluctuate in accordance with the value of the securities held in its portfolio so that your shares, when redeemed, may be worth more or less than their original cost. Declines are possible in the overall stock market or in the particular securities or types of securities held by the Fund.

   The Fund may invest up to 25% of its assets in the securities of companies with a market capitalization of less than $5 billion. These companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than the securities of larger companies.

   Investments in mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO STRATEGY

   The Investment Adviser's skill in choosing appropriate investments for the Fund will affect the ability of the Fund to achieve its investment objective, and the investment strategies employed by the Fund may be more or less successful than other strategies at different times and under different market or economic conditions. Accordingly, the Fund's performance for any period may differ from the performance of the overall market or from other investments that may be available to you.

YEAR 2000 RISKS

   Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 or correctly process certain other dates after 1998 because of the way dates are encoded. These difficulties are referred to generally as the "Year 2000" issue. The Fund depends primarily on its Investment Adviser, Administrator, Transfer Agent and Custodian for operational activities and, accordingly, is dependent on the proper functioning of the computer systems used by them and by their vendors and service providers. The Fund could be adversely affected if the computer systems used by the Fund's Investment Adviser, Administrator, Transfer Agent and Custodian or other vendors or service providers do not properly process and calculate date-related information from and after January 1, 1999. Such an event could have a negative impact on the handling of securities trades, payments of dividends, pricing, processing of investments and redemptions and other accounting services, among other activities.

   Although the Fund's Investment Adviser, Administrator, Transfer Agent and Custodian have been actively working on changes to their computer systems to address potential problems and believe that their systems will be Year 2000 compliant when required, there is no assurance that the Year 2000 issue will not result in service disruptions that could have an impact on the operations of the Fund.

   The Year 2000 issue affects practically all companies, organizations and markets, including companies in which the Fund invests and the markets in which they trade. At this time no one knows precisely what the degree of impact of the Year 2000 issue will be. To the extent that the impact on an investment held by the Fund or on the securities markets or the economy is negative, it could seriously affect the Fund's investment performance.

SHARE PRICE -- NET ASSET VALUE

   The price of the Fund's shares is also referred to as their NET ASSET value or NAV. The net asset value per share of the Fund is determined by computing the total value of all securities and other assets of the Fund, subtracting all of its liabilities and then dividing by the total number of shares of the Fund outstanding:

   Net Asset Value  =    TOTAL ASSETS - LIABILITIES
                        ------------------------------
                         Number of Shares Outstanding

   The Fund determines net asset value per share of the Fund as of 4:00 P.M., New York time. Shares will not be priced on days on which the New York Stock Exchange is closed for trading.

   The Fund uses market prices in valuing portfolio securities, but may use fair value estimates if reliable market prices are unavailable.

PURCHASE OF FUND SHARES

   You purchase shares at the Fund's next-determined net asset value after the Fund receives your order to purchase. Except for orders by institutional investors that elect next-day settlement, all orders must be accompanied by a check or other form of payment and the Fund will not accept non-institutional orders without payment. Orders to purchase shares are not binding on the Fund until accepted by the Fund. The Fund reserves the right to reject any purchase order.

   As an M.S.B. Fund shareholder, you pay no shareholder transaction fees, such as sales loads, redemption fees or exchange fees, when purchasing or redeeming shares.

INITIAL AND SUBSEQUENT PURCHASES

   To make an investment in the Fund, follow the instructions provided below under the heading "Share Purchase Options." An Account Application may be obtained separately from the Fund by calling 800-982-1846

   You receive a Confirmation Notice from the Fund confirming each share purchase. Each Confirmation Notice includes a detachable order form which you may use to make additional purchases of shares. Subsequent purchases also may be made by telephone.

AUTOMATIC INVESTMENT PLAN

   You may make automatic periodic investments in the Fund by authorizing the Fund's Transfer Agent to withdraw funds from your bank account. If you desire to participate in the Automatic Investment Plan, complete the Automatic Investment Plan Application, which may be obtained separately from the Fund by calling 800-982-1846, and mail it to the Fund. Allow up to one month for processing of the Automatic Investment Plan application.

TAX-SHELTERED RETIREMENT PLANS

   The Fund offers certain tax-sheltered retirement plans through which you may purchase shares, including regular, SEP, Roth and Education IRAs. Call the Fund at 800-982-1846 to obtain the appropriate forms.

PAYROLL DEDUCTION PLANS

   A number of employers make purchases of M.S.B. Fund shares available to their employees by means of payroll deductions. Contact your employer for information about the availability of a payroll deduction plan.

NEXT-DAY SETTLEMENT OPTION FOR INSTITUTIONAL INVESTORS

   The Fund makes available a next-day settlement option for institutional investors, including but not limited to banks, savings associations, trust companies, broker-dealers and other institutions, whether acting for themselves or their customers. Next-day settlement permits an institution to place an order by telephone or fax to purchase Fund shares at the net asset value per share next determined after receipt of the order to purchase and to deliver payment for the order by wire transfer the following business day.

   To use the next-day settlement option, follow the instructions below under the heading "Share Purchase Options." You may obtain telephone transaction authorization forms needed to activate next-day settlement by calling the Fund at 800-661-3938.

   Institutional investors may submit purchase orders by telephone for their initial investment in the Fund or any subsequent investment.

   A purchase order for next-day settlement is binding upon the investor. If the Fund must cancel your order because payment was not timely received, you will be responsible for the difference between the price of the shares when ordered and the price of the shares when the order is canceled, and for any fees or other losses and expenses incurred by the Fund. The Fund may redeem shares from your account in an amount equal to the amount of the difference in share price and the fees and other losses and expenses incurred, if any, and may retain the proceeds of the redemption in satisfaction of your liability to the Fund. You will continue to be responsible for any deficiency. In addition, the Fund may prohibit or restrict you from electing next-day settlement in the future or from making future purchases of the Fund's shares.

   Any federal funds received by the Fund in respect of a canceled purchase order will be returned upon instructions from the sender without any liability to the Fund, the Investment Adviser, the Distributor or the Fund's Custodian. If it is not possible to return the federal funds the same day, you will not have use of the funds until the next business day when it is possible to effect the return payment. The Fund reserves the right to reject any purchase order.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   You may elect to have dividends and capital gains distributions of the Fund, when paid, reinvested in shares of the Fund at the net asset value per share determined at the close of business on the ex-dividend date. The Fund will so reinvest dividends and capital gains distributions unless you state a contrary intention in the space provided for that purpose in the Account Application. You may change an election at any time prior to a record date for a dividend or distribution by notifying the Fund in writing.

                            SHARE PURCHASE OPTIONS

                 INITIAL PURCHASE                      SUBSEQUENT INVESTMENT
                 ----------------                      ---------------------
MINIMUM          $250 ($50 for investors               $50 ($25 for investments
INVESTMENT       enrolling in the Automatic            through the Automatic
                 Investment Plan)                      Investment Plan)

BY MAIL OR       Complete and sign the                 Make your check payable to
OVERNIGHT        application.  Make your check         "M.S.B. Fund, Inc." and send
COURIER          payable to "M.S.B. Fund, Inc."        it to the address at the
                 and send the completed                left.  Put your account
                 application and check to:             name, address and M.S.B.
                                                       Fund account number on your
                 By Mail:    M.S.B. Fund, Inc.         check.  Subsequent investment
                             c/o PFPC Inc.             forms will be included with each
                             P.O. Box 8905             shareholder statement for your
                             Wilmington, DE            convenience.  Altenratively,
                             19899-8905                include a not giving your M.S.B.
                 By Courier: M.S.B. Fund, Inc.         Fund account number, your name
                             c/o PFPC Inc.             and your address.
                             400 Bellevue Parkway
                             Wilmington, DE 19809

BY TELEPHONE     Telephone transactions may            If you want to make
                 not be used for initial               telephone transactions, call
                 purchases, unless the investor        800-661-3938 to request an
                 is an institution.  If you            authorization form to set up
                 want to make telephone                your account for this feature.
                 transactions, call                    All purchases made by telephone
                 800-661-3938 to request an            must be paid by wire transfer.
                 authorization form to set up
                 your account for this
                 feature.  All purchases made
                 by telephone must be paid by
                 wire transfer.

WIRE             First, call 800-661-3938 to           Please carefully follow
INSTRUCTIONS     notify the Fund that you              instructions at left and include
                 intend to purchase shares by          the following information:
                 wire and to verify wire
                 instructions.  Then, wire
                 funds care of PNC Bank, N.A.,         Shareholder Account #___________
                 Philadelphia, PA                      Shareholder Name/Registration
                                                       Taxpayer Identification
                                                       Number.
                 ABA#: 031000053
                 Credit: BNF M.S.B. Fund
                 DDA#8610304163
                 Further credit: (SHAREHOLDER NAME
                                  ACCOUNT NUMBER)



                 INITIAL PURCHASE                      SUBSEQUENT INVESTMENT
                 ----------------                      ---------------------
INSTITUTIONAL    1. Open an account by submitting      Follow the directions to
INVESTORS --     a completed account application       the left.
NEXT-DAY         by mail or overnight courier.
SETTLEMENT       Authorize  telephone  transactions
                 on an authorization form available
                 from the Fund.

                 2. Notify the Fund by calling
                 800-661-3938  that you desire to
                 purchase shares with next-day
                 settlement.

                 3. Submit an order to purchase
                 shares either by fax or telephone,
                 indicating the amount of the
                 investment or the number of shares
                 you desire to purchase. BE SURE TO
                 INDICATE ON THE ORDER THAT NEXT-DAY
                 SETTLEMENT IS SOUGHT. If you are
                 submitting the purchase order by
                 fax, transmit the fax to
                 302-791-4088.

                 4. Wire funds using the wire
                 instructions above. Federal funds
                 must be received by 4:00 P.M. New
                 York City time on the next business
                 day after the order is submitted or
                 the order will be canceled.

AUTOMATIC        Complete and sign BOTH the            Follow the directions to
INVESTMENT       Account Application and the           the left.
PLAN             Automatic Investment Plan
                 Application which may be obtained
                 separately from the Fund. Send the
                 completed applications and a voided
                 personal check to the Fund at the
                 address provided above for delivery
                 by mail or overnight courier. Allow
                 up to one month for processing of
                 your Automatic Investment Plan
                 application.

PAYROLL          See your employer for                 See your employer for
DEDUCTION PLANS  information.                          information.


TO OBTAIN        Call the Fund at 800-982-1846.        Call the Fund at
ACCOUNT                                                800-982-1846.
APPLICATIONS
AND OTHER FORMS
--------------------------------------------------------------------------------


SHARE CERTIFICATES

   The Fund will not issue certificates representing the Fund's shares unless you make a request in writing directly to the Fund's Administrator or to an account representative of an eligible broker-dealer, bank or other financial intermediary. Wire and telephone redemptions of shares held in certificate form are not permitted.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES

   You may also purchase shares of the Fund through authorized broker/dealers or other financial intermediaries such as banks, 401(k) plans, financial advisers and financial supermarkets. These parties may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The intermediaries are responsible for transmitting purchase orders and funds and for crediting their customers' accounts following timely redemptions made in accordance with their customer agreements and this Prospectus.


REDEEMING SHARES

   You may withdraw any part of your account at any time by redeeming shares (subject to the conditions and limited exceptions described below). You may make redemption requests in writing or by telephone if you have elected the telephone redemption option. If share certificates were issued to you for the shares to be redeemed, the share certificates must accompany the redemption request. Procedures for redeeming shares are described below.

   Shares are redeemed at their net asset value per share next determined after receipt by the Fund of the request for redemption and all other necessary documentation.

   The Fund may refuse to honor a request for redemption until any check delivered in payment for the purchase of the shares being redeemed has cleared.

WRITTEN REDEMPTION REQUESTS

   To be in good order, written redemption requests must be signed EXACTLY as the account is registered by ALL persons in whose names the account is held and must include the following information and documents:

o  the account number from which shares are to be redeemed,

o  the dollar value or number of shares to be redeemed,

o  the address the redemption proceeds should be mailed to,

o  the shareholder's daytime phone number,

o  the signatures of ALL account owners EXACTLY as registered on the account,

o signature guarantees (if required, as described below under the heading "Signature Guarantees"),

o any supporting legal documentation that may be required in the event of the death or incapacity of a shareholder,

o  any certificates you are holding for the shares being redeemed.

   You should direct redemption requests to M.S.B. Fund, Inc., c/o PFPC Inc., P.O. Box 8905, Wilmington, DE 19899-8905. Redemption requests sent by overnight courier should be sent to M.S.B. Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19899.

SIGNATURE GUARANTEES

   Except for redemption requests by 401(k) plan omnibus accounts and redemptions by institutional investors, redemption requests that are greater than $10,000 require signature guarantees. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. The types of signature guarantees that are required are described below.


AMOUNT OF                      TYPE OF SIGNATURE GUARANTEE
REDEMPTION                     REQUIRED
----------                     --------------------------
$10,000 - $25,000               Signatures must be guaranteed by a domestic bank
                                or trust company, broker-dealer, clearing
                                agency, credit union or savings association (a
                                "Qualified Guarantor").

OVER $25,000                    Signatures must be guaranteed by a Qualified
                                Guarantor that is a participant in a medallion
                                program (described below) recognized by the
                                Securities Transfer Association.

REDEMPTIONS BY 401(K)
PLAN OMNIBUS ACCOUNTS
OR BY INSTITUTIONAL
INVESTORS                       Signature guarantee not required.


   The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).

   Signature guarantees by a Qualified Guarantor also may be required if:

o the proceeds of the redemption are to be paid to a person other than the record owner,

o the proceeds are to be sent to an address other than the address on the records of the Fund's Transfer Agent,

o the redemption request is received within thirty (30) days after the Transfer Agent has been notified of an address change.

   The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

TELEPHONE REDEMPTIONS

   The Fund permits individual shareholders (once within a thirty day period) or a representative of record for an account to redeem shares by telephone in amounts up to $10,000 by calling the Fund at 800-661-3938. In order to use this service, you must elect to do so on your application or complete a separate authorization form supplied by the Fund.

   Telephone redemptions must be in amounts of $500 or more. Instructions must include your M.S.B. Fund account number and the dollar amount or number of shares to be redeemed. Checks issued must be made payable to the owner of record and may be mailed only to the address of record.

   Telephone redemption requests are not available:

o  for retirement account shares,

o  for shares purchased within 15 days prior to the redemption request,

o  for shares for which share certificates have been issued or

o if an address change has been made for the account within 60 days prior to the telephone redemption request.

   The Fund does not restrict institutional investors as to the frequency or the maximum dollar amount of redemptions that they can make by telephone.

   If there are multiple account owners, the Fund may rely on the telephone instructions of only one owner.

   The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among other things, requiring some form of personal identification prior to acting upon telephone instructions. The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. Assuming the Fund's security procedures are followed, neither the Fund nor the Fund's Administrator or Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone and believed to be genuine, and the investor will bear any loss. The Fund may record all calls.

   During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Shares may be redeemed by mail if you are unable to contact the Fund by telephone.

ADDITIONAL INFORMATION CONCERNING REDEMPTIONS

   WIRING OF REDEMPTION PROCEEDS. An individual shareholder who holds Fund shares in non-certificate form may elect to have redemption proceeds of $5,000 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. The bank wire charge for this service is $7.50. The Fund does not restrict institutional buyers as to the minimum or maximum amount of redemption proceeds that may be transmitted to them by wire transfer.

   REDEMPTION OF IRA OR RETIREMENT PLAN ACCOUNTS. If you desire to redeem shares held in an IRA or other retirement plan account, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

   BROKER-DEALERS. You also may redeem Fund shares through broker-dealers who are holding shares on your behalf and have made arrangements with the Fund permitting redemptions by telephone or fax transmission. These broker-dealers may charge a fee for this service.

EXCEPTIONS TO OBLIGATION TO REDEEM

   Redemptions may be suspended, and the date of payment postponed, if:

o  trading on the New York Stock Exchange is suspended or restricted,

o an emergency makes determination of net asset value or disposition of portfolio securities not reasonably practicable, or

o the Securities and Exchange Commission by order permits suspension for the protection of shareholders.

   Requests for redemption received during a period when the right to redeem is suspended may be withdrawn at any time until redemptions are recommenced.

REDEMPTION IN KIND

   The Fund reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming in any 90-day period is large enough to effect Fund operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). The Statement of Additional Information contains supplementary details concerning redemption in kind.

AUTOMATIC WITHDRAWAL PLAN

   You may elect to participate in an Automatic Withdrawal Plan which will enable you to withdraw cash systematically from your investments in the Fund without the necessity of submitting a redemption order each time a redemption of shares is to be made. The redemption of shares under the Automatic Withdrawal Plan will reduce and may eventually eliminate all shares held in your account.

   Under the Automatic Withdrawal Plan, you may have payments made to you either monthly or quarterly. In addition, you may request either payment of a fixed dollar amount (through the redemption of sufficient shares on the redemption date) or the redemption of a specified number of shares. If you designate the redemption of a specified number of shares and not a fixed dollar amount, the actual cash payments received will vary according to the net asset value of your shares on the redemption date.

   Under the Automatic Withdrawal Plan, you may not redeem shares for which share certificates have been issued. If you elect to participate in the Automatic Withdrawal Plan, all income dividends and capital gain distributions payable to you will be reinvested in Fund shares regardless of previous instructions which you may have given to the Fund.

   Either you or the Fund may terminate the Automatic Withdrawal Plan by giving at least 30 days' written notice at any time.

   Additional information regarding the Automatic Withdrawal Plan and applications are available from the Fund upon request.

REDEMPTION AT THE OPTION OF THE FUND

   If the value of the shares in your account is less than $250, and you are not enrolled in the Automatic Investment Plan, the Fund may notify you that, unless you bring the account up to $250 in value, the Fund will redeem all shares and close your account. The Fund will give you forty-five days after it sends the notice to bring your account up to $250 before it takes any action. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption will not apply if the value of your account drops below $250 solely as the result of market action.

   The Fund reserves the right to do this because of the expense to the Fund, in relation to the size of the investment, of maintaining small accounts.


DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX STATUS

DIVIDEND POLICY

   The Fund pays dividends of net investment income, if any, annually. The Fund usually makes distributions of net long-term capital gains, if any, realized during a fiscal year in December of that fiscal year.

   The Fund's dividend distribution will vary with the amount of dividend and other investment income received, and the expenses incurred, by the Fund. In periods of relatively low dividend and interest rates, the Fund's dividend and interest income may not exceed the Fund's expenses, so that dividend distributions may not occur or may be low.

TAX STATUS; TREATMENT OF DIVIDENDS, DISTRIBUTIONS, GAINS AND LOSSES

   TAX STATUS OF THE FUND. The Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to distribute all of its net investment income and capital gains to shareholders. Assuming that it is so qualified and makes such distributions, the Fund will not be subject to federal income tax on the net investment income and capital gains distributed. If the Fund failed to qualify as a regulated investment company or failed to meet certain 90% distribution requirements, it would be taxed as an ordinary corporation. Even if it meets these qualifications, if the Fund did not distribute 98% of its ordinary income and 98% of its capital gain net income, it would be subject to a non-deductible 4% excise tax on the amount required to be but not distributed.

   TAXATION OF DIVIDENDS AND DISTRIBUTIONS. All distributions received by a shareholder will be taxable to the shareholder, either as ordinary income or capital gains, whether or not the distributions are reinvested in additional shares of the Fund and regardless of the length of time the shareholder has owned his shares. Shareholders that are tax-exempt entities will not be subject to tax on distributions by the Fund. The Fund expects that its distributions will consist primarily of long-term capital gains. However, increases in the Fund's portfolio turnover rate may cause the Fund to realize an increased level of short-term gains.

   Dividends from the net long-term capital gains of the Fund will be taxable as long-term capital gains to shareholders, regardless of the length of time a shareholder has owned his shares. Long-term capital gain distributions received by shareholders that are individuals generally are taxed at a 20% tax rate. Net long-term capital gains received by corporate shareholders are taxed at the same rates as ordinary income.

   Dividends paid out of the net investment income and short-term capital gains of the Fund will be taxable as ordinary income to shareholders. A portion of dividends paid from net investment income attributable to dividends from domestic corporations may qualify for the dividends-received deduction for corporate shareholders.

   Dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be taxable as if received by shareholders on December 31 of the calendar year in which the dividends or distributions are declared.

   The Fund will notify shareholders after the close of its fiscal year of the dollar amount and the tax status of that year's dividends and distributions.

   Shareholders buying shares just prior to a distribution should note that the distribution will be taxable to them even though the price of the shares will have included the amount of the forthcoming distribution.

   TAXATION OF GAINS AND LOSSES UPON SALE OR REDEMPTION. Any gain (or loss) realized by a shareholder that is an individual upon a sale or redemption of Fund shares, generally will be subject to tax as long-term capital gain (or loss) at a maximum rate of 20% if the shares have been held for more than one year. If the shares have been held less than one year the shareholder will realize short-term capital gain or loss, except that any loss realized on Fund shares that the shareholder has held for six months or less will be treated as long-term capital loss to the extent of any capital gains dividend received by the shareholder with respect to such shares. Gain realized by a corporate shareholder will be taxed as ordinary income.

   To avoid withholding tax on any dividends, capital gain distributions and redemption proceeds, a shareholder must certify that the social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

   OTHER. The foregoing discussion relates only to shareholders who are U.S. persons (citizens, residents and domestic entities). Shareholders that are not U.S. persons should consider that different tax consequences, including the imposition of a 30% withholding tax, may apply.

   You should consult your own tax advisers for specific questions about the federal, state or local income tax implications of an investment in the Fund.


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

   Shay Assets Management, Inc. (the "Investment Adviser") makes the investment decisions for the Fund, subject to policies established by the Fund's Board of Directors, and is responsible for placing purchase and sale orders for portfolio securities and other investments.

   Shay Assets Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser to Asset Management Fund, Inc., a registered investment company comprising five fixed-income portfolios with aggregate net assets of approximately $1.5 billion at December 31, 1998, and as investment adviser to Institutional Investors Capital Appreciation Fund, Inc., which had net assets at December 31, 1998, of approximately $119 million.

   The Investment Adviser's principal office is located at 230 West Monroe Street, Chicago, Illinois 60606. The Investment Adviser is controlled by Rodger
D. Shay, who is a Vice President of the Fund. Shay Assets Management, Inc., together with its predecessor, Shay Assets Management Co., has served as the Fund's investment adviser since May 19, 1995.

INVESTMENT ADVISER'S FEE

   The Fund pays the Investment Adviser a graduated investment management fee. The fee is computed at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent the expenses of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets during any fiscal year. In 1998 the Fund's total payment for investment advisory services was 0.73% of the Fund's average net assets.

PORTFOLIO MANAGERS

   The individuals with primary responsibility for the management of the Fund's portfolio are John J. McCabe and Mark Trautman. Mr. McCabe and Mr. Trautman have been responsible for the Fund's investments since 1991 and 1993 respectively, first as employees of the Fund's prior investment adviser, Nationar, and currently as Portfolio Managers of Shay Assets Management, Inc.

   Mr. McCabe is Senior Vice President of the Investment Adviser and joined the Investment Adviser in May 1995. Mr. McCabe previously served as Senior Vice President and Chief Investment Officer of Nationar, the Fund's former investment adviser, from August 1991 through May 1995, and in that capacity had responsibility for the Fund's investments. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.

   Mr. Trautman is Vice President of the Investment Adviser and joined the Investment Adviser in May 1995. Prior to May 20, 1995, Mr. Trautman served as Director of Mutual Funds Investment for the Fund's former investment adviser, Nationar, and in that capacity had responsibility for the Fund's investments. He also has served as Portfolio Manager for Institutional Investors Capital Appreciation Fund, Inc. since March 1993. From January 1992 through March 1993 he served as Senior Equity Analyst for the two funds.

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT AND CUSTODIAN

   ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Fund appointed PFPC Inc. ("PFPC" or the "Administrator"), P.O. Box 8905, Wilmington, Delaware 19899-8905, as its administrator effective May 19, 1995. PFPC also serves as the transfer agent, registrar and dividend paying agent for the Fund's shares.

   CUSTODIAN. PFPC Trust Company ("PFPC Trust" or the "Custodian"), Philadelphia, Pennsylvania, is the custodian of the Fund's investments. PFPC Trust and PFPC are affiliates of PNC Bank Corp.

DISTRIBUTOR

   Shay Financial Services, Inc. (the "Distributor") acts as the distributor of the Fund. The Distributor's principal office is located at 230 West Monroe Street, Chicago, IL 60606. The Distributor is controlled by Rodger D. Shay, a Vice President of the Fund. The Fund has authorized the Distributor to undertake certain activities in connection with the sale of shares of the Fund, including informing potential investors about the Fund through written materials, seminars and personal contacts. The Distributor does not receive any compensation from the Fund for these activities.


FINANCIAL HIGHLIGHTS

   The financial highlights information, including the financial highlights table, contained in the Fund's Annual Report to shareholders for the year ended December 31, 1998 (the "Annual Report") is incorporated herein by reference to the Annual Report.

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                    NOTES

                                    NOTES

                                    NOTES

M.S.B.
FUND, INC.

M.S.B. Fund, Inc.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
SHAREHOLDER SERVICING AGENT
AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
PFPC Trust Company
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

ADDITIONAL  INFORMATION AND SHAREHOLDER  INQUIRIES

A current Statement of Additional Information ("SAI") which provides more detail about the Fund is on file with the Securities and Exchange Commission. The SAI is incorporated herein by reference, which means that it is legally considered part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI, annual report and semi-annual report are available without charge upon request. To obtain a copy of the current SAI, annual or semi-annual report or other information about the Fund or to make shareholder inquiries:

Call:          800-661-3938
Write to:      M.S.B. Fund, Inc.
               Shay Financial Services, Inc.
               230 West Monroe Street
               Chicago, Illinois 60606
E-mail:        Send your request to
               info@msbfund.com

You may view information about the Fund (including the SAI) by visiting the Securities and Exchange Commision's internet website (www.sec.gov). You can also review and obtain copies of Fund information by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.



                                     M.S.B.
                                   FUND, INC.



                                   PROSPECTUS
                          O O O O O O O O O O O O O O

                                   May 1, 1999
                                 A NO-LOAD FUND

                          O O O O O O O O O O O O O O


                              INVESTMENT OBJECTIVE:
                           LONG-TERM GROWTH OF CAPITAL











                    Investment Company Act File No. 811-1273

                                                    M.S.B.
                                                  FUND, INC.
                                    --------------------------------------------

  INVESTMENT OBJECTIVE:                  M.S.B. Fund, Inc.
  LONG-TERM GROWTH                       c/o Shay Financial Services, Inc.
  OF CAPITAL                             230 West Monroe Street
                                         Chicago, Illinois  60606
                                         800-661-3938


                                         STATEMENT OF ADDITIONAL
                                         INFORMATION

                                         May 1, 1999

                                    This Statement of Additional Information is not a prospectus. You should read this document in conjunction with the Prospectus of the Fund, dated May 1, 1999. This document incorporates by reference the Prospectus and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report. You may obtain a copy of the Prospectus and the Annual Report from the Fund at the above address or by calling 800-661-3938.

                                    --------------------------------------------

CONTENTS
                                                                           PAGE

The Fund................................................................     1

Investment Objective, Policies, and Risks...............................     1

   Investment Objective.................................................     1

   Risks................................................................     1

   Additional Investment Strategies.....................................     2

   Investments under Abnormal Market Conditions.........................     2

   Fundamental Investment Policies-- Investment Restrictions
   Regarding Portfolio Securities.......................................     3

   Issuance of Senior Securities........................................     4

   Writing Covered Options..............................................     4

   Portfolio Turnover...................................................     5

Purchase and Redemption of Shares.......................................     6

Performance Information.................................................     7

Income Tax Status, Dividends and Distributions..........................     8

Officers and Directors of the Fund......................................     8

   Certain Other Affiliations and Business Relationships................    14

   Compensation of Directors and Officers...............................    14

Investment Advisory and Other Services..................................    16

   Investment Adviser...................................................    16

   Administrator, Transfer Agent, Shareholder Servicing Agent,
   Dividend Paying Agent and Custodian..................................    17

   Distributor..........................................................    18

Independent Auditors....................................................    18

Purchase and Sale of Portfolio Securities...............................    19

Expenses of the Fund....................................................    20

Description of Capital Stock............................................    20

General Information.....................................................    20

Financial Statements....................................................    21

THE FUND

            M.S.B. Fund, Inc. (the "Fund") is a diversified open-end management investment company organized as a New York corporation. The Fund was incorporated under the laws of the State of New York on June 8, 1964.

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

INVESTMENT OBJECTIVE

            The investment objective of the Fund is to achieve long-term growth of capital for its shareholders. The Fund is designed as an investment vehicle for value-oriented investors who want to see their capital grow over the longer term and who are willing to take moderate risks to achieve that goal. There is no assurance that the Fund will, in fact, achieve its objective.

            The Board of Directors may change the Fund's investment objective without shareholder approval.

RISKS

            MARKET AND INVESTMENT RISKS. There are market risks and investment risks with any security. The market value of a security may move up or down. The value of the Fund's shares will fluctuate in accordance with the value of the securities held in its portfolio so that an investor's shares, when redeemed, may be worth more or less than their original cost. Declines are possible in the overall stock market or in the particular securities or types of securities held by the Fund.

            The Fund may invest up to 25% of its assets in the securities of companies with a market capitalization of less than $5 billion. These companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than the securities of larger companies.

            Investments in mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

            The Fund may invest from time to time in convertible debt securities and may, under abnormal market conditions, invest up to 100% of its assets in fixed income securities. See "--Investments under Abnormal Market Conditions" in this Statement of Additional Information. Investments in fixed income securities expose the Fund to the risk that interest or principal may not be paid in a timely manner. In addition, prices of fixed income securities tend to move inversely with changes in interest rates. An increase in interest rates will result in a drop in the prices of fixed income securities, which could adversely affect the Fund's share price.

            PORTFOLIO STRATEGY RISKS. The Investment Adviser's skill in choosing appropriate investments for the Fund will affect the ability of the Fund to achieve its investment objective, and the investment strategies employed by the

Fund may be more or less successful than other strategies at different times and under different market or economic conditions. Accordingly, the Fund's performance for any period may differ from the performance of the overall market or from other investments that may be available to an investor.

ADDITIONAL INVESTMENT STRATEGIES

            In addition to the principal investments and investment strategies described in the Prospectus (see "Investment Objective and Strategies" in the Prospectus), the Fund may also invest in preferred stocks and corporate debt securities convertible into common stock. It is not expected that the Fund's holdings of convertible debt securities would ordinarily exceed 5% of the Fund's assets. Additionally, the Fund invests its non-committed cash primarily in commercial paper. The Fund's investments in commercial paper ordinarily consist of commercial paper rated "Prime-2" or better by Moody's Investors Services, Inc. or rated "A-2" or better by Standard & Poor's Corporation. The Fund's investments in commercial paper typically mature overnight. The Fund may also write covered options. See "--Writing Covered Options."

            The Fund may not invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation. The Fund may not purchase securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended, and may not invest more than 10% of its total assets in securities which are otherwise restricted as to disposition. The Fund may not purchase or retain the securities of any issuer if the officers or directors of the Fund, and any of the advisers or managers of the Fund who individually beneficially own more than one half of one percent of the securities of that issuer, together beneficially own more than five percent of the securities of the issuer.

INVESTMENTS UNDER ABNORMAL MARKET CONDITIONS

            Under normal market conditions, it is the Fund's policy to invest substantially all of its assets in equity securities. However, if the Fund's Investment Adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and government securities. In taking this action, the Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Investment Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Fund's investment objective.

FUNDAMENTAL INVESTMENT POLICIES -- INVESTMENT RESTRICTIONS REGARDING PORTFOLIO SECURITIES

            As a matter of fundamental policy, the Fund may not:

   o Purchase securities of an issuer (other than obligations of the United States and its instrumentalities) if such purchase would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer;

   o Purchase securities of an issuer if such purchase would cause more than 10% of any class of securities of such issuer to be held by the Fund;

   o Purchase or retain securities of an issuer if, to the knowledge of the Fund, the officers and directors of the Fund together own more than 5% of any class of securities of such issuer or an officer, director or employee of, or counsel for, the Fund is an officer or employee of the issuer;

   o  Invest more than 25% of its assets in any one industry;

   o Invest in securities whose sale by the Fund would be restricted under the Securities Act of 1933 (letter stock);

   o  Invest in companies for the purpose of exercising control or management;

   o  Purchase securities issued by another registered investment company;

   o Buy or sell real estate, commodities or commodity contracts, unless acquired as a result of ownership of securities;

   o Make loans other than by the purchase of a portion of publicly distributed debt securities;

   o  Underwrite securities issued by others;

   o  Make short sales of securities;

   o  Buy securities on margin;

   o  Buy or sell put options;

   o Borrow money except for temporary administrative or liquidity (but not leveraging) purposes, and then only from banks up to an amount not in excess of 5% of the value of total assets at the time of the loan, repayable in not more than 60 days; or

   o Pledge, mortgage or hypothecate its assets except as may be necessary to enable it to borrow funds temporarily for administrative or liquidity (but not leveraging) purposes or to engage in writing covered call options.

The Fund's fundamental investment policies may be changed only upon affirmative vote of a majority of the voting securities of the Fund.

ISSUANCE OF SENIOR SECURITIES

            The Fund does not issue senior securities, except that it may borrow money for temporary administrative or liquidity (but not leveraging) purposes. The Fund may borrow only from banks up to an amount not in excess of 5% of the value of the Fund's total assets at the time of the loan, repayable in not more than 60 days. This policy is a fundamental investment policy of the Fund and may not be altered, amended, or repealed except as authorized by the vote of a majority of the outstanding shares of the Fund.

WRITING COVERED OPTIONS

            COVERED CALL OPTIONS. The Fund may engage in writing (i.e., selling) call options listed on organized securities exchanges with respect to securities owned by the Fund (called "covered" options). Except in the circumstances described below, the Fund will not sell any security subject to a call option written by the Fund so long as that option is outstanding. Call options are currently listed on the Chicago Board Options Exchange and the New York, American, Midwest and Pacific Stock Exchanges.

            A call option gives the purchaser the right to buy a security from the Fund at a fixed price (the "exercise price") at any time prior to the expiration of the option contract regardless of the market price of the security at that time. In return for such right, the purchaser pays the Fund a premium which the Fund retains whether or not the purchaser exercises the option. The premium represents consideration to the Fund for undertaking the option obligation and thereby foregoing (during the period of the option) the opportunity to profit from an increase in the market price of the underlying security above the exercise price. For example, assume the Fund owns 100 shares of XYZ and that, at a time when the market price of XYZ was $50 per share, the Fund wrote a six month call option on those shares at an exercise price of $50 for a premium of $500 (less transaction costs). If the price of XYZ declined to $40 per share the call would not likely be exercised. The 100 XYZ shares would have declined $1,000 in value and the Fund would have received income in the amount of $500. On the other hand, should the price of XYZ rise to $60 per share the call would likely be exercised with the result that, in exchange for the $500 premium, the Fund would have foregone the $1,000 appreciation on the underlying shares.

            When the Fund writes an option the securities subject to the option will be segregated or otherwise held for delivery in accordance with the requirements of any applicable securities exchange. The Fund may purchase call options only for the purpose of closing out a previous option commitment (called a "closing purchase transaction"). A closing purchase transaction is made by buying an option with identical terms as an option previously written, resulting in the cancellation of the Fund's previous option obligation. If the Fund wishes to sell securities on which it has options outstanding it would execute a closing purchase transaction prior to selling the securities. A profit or loss may be realized on a closing purchase transaction if the amount paid to purchase a call option previously written is less or more than the amount received from its sale.

            The writing of covered call options involves certain risks. An option position may be closed out only on an exchange which provides a market for an option of the same series. Although the Fund will generally write only those call options for which there appears to be an active market, there is no assurance that an active market on an exchange will exist for any particular option at any particular time. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it would, as a result, be subject to any price decline in the underlying security. If such a situation were to arise, the Fund's Investment Adviser would determine whether to hold the underlying securities and risk depreciation in their market value or to sell the securities and substitute cash or other securities as collateral for the option obligation.

            In general, premiums received on options which are not exercised and gains or losses realized on closing purchase transactions are treated as short-term capital gains or losses. When an option is exercised the premium is added to the exercise price and the resulting gain or loss is characterized as a short- or long-term capital gain or loss depending on the holding period of the underlying securities. In general, brokerage commissions associated with buying and selling call options are higher than those associated with other securities transactions.

            The Board of Directors has directed the Fund's Investment Adviser to write options only in situations where the exercise price plus the premium (less transaction costs) would, at the time the option is written, equal a price at which the Investment Adviser would recommend selling the underlying securities because of fundamental investment considerations. Consequently, the Fund does not believe that option writing has a material effect on the Fund's portfolio turnover rate and the Fund believes that option writing may contribute to the objective of the Fund of achieving long-term growth of capital. In addition, the Board of Directors has directed the Investment Adviser to restrict option writing so that no more than 5% of the Fund's total assets may be subject to outstanding options at any time. The Board of Directors may change these restrictions whenever such changes appear to be in the best interest of the Fund.

            EFFECT OF OPTION WRITING ON TAX STATUS. The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification requires, among other things, that the Fund derive less than 30% of its gross income from realized gains on securities (including options) held less than three months. See "Income Tax Status, Dividends and Distributions" in this Statement of Additional Information. For the effect of options on the computation of net asset value see "Purchase and Redemption of Shares --- Purchase and Redemption at Net Asset Value" in the Prospectus.

PORTFOLIO TURNOVER

            The Fund's annual portfolio turnover rate was 45%, 23% and 32% in 1996, 1997 and 1998, respectively. The portfolio turnover rate is determined by dividing the amount of the lesser of the purchases or sales during the year by the average value of the Fund's portfolio securities during such year. The portfolio turnover rate of the Fund is not normally expected to exceed 75% but may do so if the Fund's investment objective and policies in the light of market conditions require more frequent trades. The Fund's portfolio turnover rate was lower in 1997 and in 1998 than in 1996 as fewer securities were required to be sold to meet redemption or other cash requirements.

PURCHASE AND REDEMPTION OF SHARES

            PURCHASE AND REDEMPTION AT NET ASSET VALUE. Investors may purchase or redeem shares of the Fund at the Fund's net asset value per share next determined after receipt of an order for purchase or redemption as described in the Prospectus.

            Net asset value per share of the Fund is determined as of 4:00 P.M., New York time. The Fund computes its net asset value once daily on days the New York Stock Exchange is open for trading. Purchase orders received prior to 4:00 P.M., New York time, on a trading day are executed at the net asset value per share computed as of 4:00 P.M., New York time, on such day. Orders received after 4:00 P.M., New York time, on a trading day or on a day which is not a trading day are executed at the net asset value per share computed as of 4:00 P.M., New York time, on the next trading day.

            The net asset value per share of the Fund is determined by computing the total value of all securities and other assets of the Fund, subtracting all of its liabilities and then dividing by the total number of shares of the Fund outstanding. For purposes of such computation, a security listed on a national securities exchange or on the NASDAQ National Market System is valued at the last reported sale price thereof on the exchange or system where the security is principally traded. If no trade occurs on such exchange or system on the date of computation, such security will be valued at the mean of the last bid and asked prices on such day on such exchange or system.

            Securities not listed on a national securities exchange or on the NASDAQ National Market System but traded in an over-the-counter market are valued at the average of the last bid and asked prices prior to the computation. Short term interest-bearing investments for which market quotations are not available are valued at cost plus discount earned, which the Board of Directors has determined to be fair value. Other securities are valued at their fair value, as determined in good faith by the Board of Directors of the Fund.

            Securities underlying outstanding call options written by the Fund are valued at their market price as determined above. Premiums received on the sale of call options are included in the net asset value; however, the current market value of outstanding options written by the Fund is deducted in computing net asset value. The current market value of an option listed on an organized securities exchange is based on the last sales price on such exchange prior to 4:00 P.M., New York time, or, if none, the mean of the last bid and asked prices as of 4:00 P.M., New York time.

            PROCEDURE FOR PURCHASING AND REDEEMING SHARES. Shareholders are purchased through the Fund's Distributor, Shay Financial Services, Inc., or by sending money directly to the Fund. Procedures for purchasing and selling shares are described in the Prospectus.

            Investors may also purchase shares of the Fund through authorized broker/dealers or other financial intermediaries such as banks, 401(k) plans, financial advisers and financial supermarkets. These parties may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The intermediaries are responsible for transmitting purchase orders and funds and for crediting their customers' accounts following timely redemptions made in accordance with their customer agreements and this Prospectus.

            REDEMPTION IN KIND. The Fund has filed a Notification under Rule 18f-1 under the Investment Company Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of the 90-day period. The Fund reserves the right to pay redemption proceeds in excess of this amount in kind if it is deemed to be in the best interest of the Fund to do so.

            In making a redemption in kind, the Fund reserves the right to select from each portfolio holding a number of shares which will reflect the portfolio make-up and the value of which (determined on the same basis used to compute the net asset value of the shares being redeemed) will approximate the value of the Fund shares being redeemed or to select from one or more portfolio investments shares approximately equal in value to the total value of the Fund shares being redeemed. Any shortfall will be made up in cash.

            Investors receiving an in kind distribution will incur a brokerage charge on the disposition of the securities through a broker.

PERFORMANCE INFORMATION

            The following table sets forth the total return on an investment in the Fund for the one-, three-, five- and ten-year periods ended December 31, 1998, and the average annual total return for such periods:

                       M.S.B. FUND, INC. TOTAL RETURN DATA

                                         PERIODS ENDED DECEMBER 31, 1998

                                         1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                         ------     -------     -------    --------
      Total Return...................    31.45%     105.26%     152.20%     367.08%

      Average Annual Total Return....    31.45%      27.09%      20.32%      16.66%

            Total return shows the percentage change in the value of an investment in the Fund over the specified periods, assuming (i) a hypothetical investment of $1,000 at the beginning of the period, (ii) reinvestment of all dividends and distributions and (iii) deduction of all applicable charges and expenses. The Fund's average annual total return represents the annual compounded growth rate that would produce the total return achieved over the applicable period. For example, as indicated in the table above, a 20.32% average annual rate of return would produce a total return of 152.20% over a five-year period. The performance information reported above does not take into account any federal or state income taxes that may be payable by an investor.

            The foregoing information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Comparisons of total returns on a year-to-year basis may facilitate an understanding of how changing market conditions affect the Fund. The average annual total return permits an investor to identify the overall rate of return achieved by the Fund during a multi-year period without regard to year-to-year variations.

INCOME TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

            The Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to distribute all of its net investment income (income from dividends and interest, less expenses) and net short-term capital gain, if any, as income dividends and to distribute substantially all net long-term capital gain (net of short-term capital loss) on sales of portfolio securities as capital gain distributions. If the Fund should fail to qualify for Subchaper M status, it would be subject to federal corporate income tax on its net investment income and capital gains. In addition, distributions to shareholders would be taxed as corporate dividends at ordinary income rates. No portion of the dividends would be afforded capital gains treatment. In the event the Fund fails to distribute to shareholders in a calendar year an amount equal to the sum of (i) 98% of its ordinary income (excluding capital gain), (ii) 98% of its capital gain net income (determined as of the twelve-month period ending October
31), and (iii) the amount, if any, of ordinary income and capital gain not distributed in the preceding calendar year, it would be subject to a non-deductible 4% excise tax on the excess of the amounts not distributed over the amounts required to be distributed. Because the Fund expects to distribute all of its net investment income and net capital gain, it does not expect to incur a liability for this tax.

OFFICERS AND DIRECTORS OF THE FUND

            The directors of the Fund, in addition to reviewing the actions of the Fund's Investment Adviser, decide upon matters of general policy at their regular meetings. The Fund's officers supervise the business operations of the Fund.

            The Fund has ten directors who are elected for staggered terms of three years each. The officers of the Fund are the President, First Vice President, Second Vice President, Vice President, Treasurer, Secretary and Assistant Secretary. All directors must be shareholders; the President and First Vice President must be directors.

            The directors and officers of the Fund, together with their ages, principal occupations for the last five years and the expiration of their terms as directors, are set forth in the following table.

                                                      POSITION(S) HELD WITH
NAME, AGE, ADDRESS AND                                REGISTRANT AND EXPIRATION
PRINCIPAL OCCUPATIONS LAST 5 YEARS                    OF TERM AS A DIRECTOR
----------------------------------                    -------------------------

JOSEPH R. FICALORA (Age 52)<F4>                       President and Director
38-25 Main Street                                     [1999]
Flushing, NY  11354

   Mr. Ficalora has been Chairman, President and Chief Executive Officer of Queens County Bancorp, Inc. since its inception in July 1993, and has been President of Queens County Savings Bank, its principal subsidiary, since 1989. Mr. Ficalora previously served as President and Chief Operating Officer of Queens County Savings Bank. Mr. Ficalora also previously served as Chairman of the Board of the New York Savings Bank Life Insurance Fund, President of the Queens Library Foundation Board, Executive Vice President of Finance and Board member of Queensborough Boy Scouts and Vice President and a member of the Board of the Queens Chamber of Commerce. He also serves on the Board of the following organizations: Queensborough Community College, Queens Museum, Flushing Cemetery and the Community Bankers Association of New York State. Mr. Ficalora has served as President of the Fund since April 1997 and served as First Vice President of the Fund from March 1996 to April 1997.

MICHAEL J. GAGLIARDI (Age 58)<F4>                    First Vice President and
36 Pacific Street                                    Director [1999]
Newark, NJ  07105

   Mr. Gagliardi is President, Chief Executive Officer and a director of Ironbound Bankcorp and its principal subsidiary, Ironbound Bank. From January 1992 through February 1993, he served as Chairman, President and Chief Executive Officer of Green Point Savings Bank. From 1989 through 1992, Mr. Gagliardi served as President and Chief Executive Officer, and from 1987 through 1989 he served as Executive Vice President and Chief Financial Officer, of Green Point Savings Bank. He also serves as a director of the National Center for the Study of Wilson's Disease. Mr. Gagliardi has served as First Vice President of the Fund since April 1997.

----------
<F4>
These directors are regarded as "interested persons" under the Investment Company Act of 1940 because they are officers of the Fund.

NORMAN W. SINCLAIR (Age 74)<F5>                       Second Vice President and
38 Ambleside Road                                     Director (2000)
Lockport, NY  14094

   Mr. Sinclair is retired. Mr. Sinclair served as Chairman of Lockport Savings Bank from December 1988 to June 1994. Prior to June 1989, Mr. Sinclair also served as Chief Executive Officer of Lockport Savings Bank. Mr. Sinclair also serves as Treasurer and Secretary of Townline Bowl Inc., which owns and operates bowling lanes. Mr. Sinclair has served as Second Vice President of the Fund since April 1997.

MALCOLM J. DELANEY (Age 72)                           Director (2001)
518A Heritage Hills
Somers, NY  10589

   Mr. Delaney is retired. From 1986 through 1992, Mr. Delaney served as President and Chief Executive Officer of Eastchester Savings Bank, which was acquired by Southold Savings Bank in 1991. Mr. Delaney had served as a trustee of the bank since 1981. Mr. Delaney also served as a director of the North Fork Bancorporation, Inc. until August 1996.

TIMOTHY A. DEMPSEY (Age 65)                           Director [1999]
18 Oakland Avenue
Warwick, NY 10990-0591

   Mr. Dempsey serves as Chairman and Chief Executive Officer and as a director of Warwick Community Bancorp, Inc. and has been President and Chief Executive Officer of its principal subsidiary, The Warwick Savings Bank, since 1985. Mr. Dempsey also serves as a director of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. also acts as investment adviser.

HARRY P. DOHERTY (Age 56)<F6>                         Director [1999]
15 Beach Street
Staten Island, New York 10304

   Mr. Doherty serves as Chairman and Chief Executive Officer and as a director of Staten Island Bancorp, Inc. and has been Chairman and Chief Executive

----------
<F5>
This director is regarded as an "interested person" under the Investment Company Act of 1940 because he is an officer of the Fund.

<F6>
This director may be regarded as an "interested person" under the Investment Company Act of 1940 because he is a director of America's Community Bankers. See "-Certain Other Affiliations and Business Relationships."

   Officer of its principal subsidiary, Staten Island Savings Bank, since 1990. Mr. Doherty also serves as a director and as President of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. also acts as investment adviser. Mr. Doherty also serves as a director of America's Community Bankers, which until December 7, 1997, owned through subsidiaries a 50% interest in Shay Assets Management Co. and Shay Financial Services Co. which served as the Fund's investment adviser and distributor, respectively, from May 1995 to December 7, 1997. Mr. Doherty also is a director of Community Bankers Association of New York State.

DAVID FREER, JR. (Age 59)                             Director (2001)
Greatview Lane
P.O. Box 732
Highland, NY  12528

   Since 1990, Mr. Freer has served as President, Treasurer and a director of Budget Payment Corporation, which until 1999 engaged in the business of financing insurance premiums. Mr. Freer served as President of the Fund from November 1990 to 1997, and as Vice President of the Fund from 1985 through 1990.

DAVID F. HOLLAND (Age 57)                             Director (2000)
17 New England Executive Park
Burlington, Massachusetts 01803

   Mr. Holland has been Chief Executive Officer of Boston Federal Savings Bank since 1986 and Chairman of the Board of Boston Federal Savings Bank since 1989, and has been Chairman and Chief Executive Officer of its holding company, BostonFed Bancorp Inc. since its inception in 1995. Mr. Holland also serves as a director of Asset Management Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser. He formerly served as Chairman of America's Community Banking Partners, Inc. and as a director of ACB Investment Services, Inc., which, until December 7, 1997, owned through a subsidiary a 50% interest in Shay Assets Management Co. and Shay Financial Services Co., which served as the Fund's investment adviser and distributor, respectively, from May 1995 to December 7, 1997. Mr. Holland also is a director of NYCE Corporation. He was a member of the Thrift Industry Advisory Council from 1995 to 1997 and served as its President in 1997. He has been a director of the Federal Home Loan Bank of Boston since 1998, and previously served in that capacity from 1989 until 1994. He has been a director and chairman of the Center for Financial Studies since December of 1995. Mr. Holland was also a director from 1990 through 1995 and the chairman from 1993 through 1994 of America's Community Bankers. See "--Certain Other Affiliations and Business Relationships."

WILLIAM A. McKENNA, JR. (Age 62)                      Director (2001)
71-02 Forest Avenue
Ridgewood, NY  11385

   Since January 1992, Mr. McKenna has served as Chairman, President and Chief Executive Officer of Ridgewood Savings Bank. From January 1985 to January 1992, Mr. McKenna served as President and Chief Operating Officer of Ridgewood Savings Bank. Mr. McKenna served as Second Vice President of the Fund from June 1991 through March 1994. From September 1993 to February 1995, Mr. McKenna served as a director of Nationar, a trust company which served as the Fund's investment adviser prior to May 1995. Mr. McKenna also serves as a director of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser. Since May 1998, Mr. McKenna has served as a trustee of RSI Trust, an investment company registered under the Investment Company Act of 1940. In addition, Mr. McKenna serves on the board of a number of educational and civic organizations, including St. Joseph's College in Brooklyn, New York, St. Vincent's Services and Boys Hope/Girls Hope.

IAN D. SMITH (Age 75)                                 Director (2000)
69 Pietro Drive
Yonkers, New York  10710

   Mr. Smith is retired. Mr. Smith served as Senior Vice President and Managing Director of Apple Bank for Savings from July 1989 through August 1991. From 1983 to 1987, Mr. Smith served as Executive Vice President of Seamen's Bank for Savings, F.S.B. He served as Second Vice President of the Fund from March 1994 to April 1997 and previously served as President of the Fund from March 1985 through March 1987.

RODGER D. SHAY (Age 62)                               Vice President and
1000 Brickell Avenue                                  Assistant Secretary
Miami, FL  33131

   Mr. Shay has been Chairman and the sole director of the Fund's investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay also has served as Chairman and the sole director of the Fund's distributor, Shay Financial Services, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay held similar positions with Shay Assets Management Co. and Shay Financial Services Co., which served as the Fund's investment adviser and distributor, respectively, from 1995 through December 1997. He serves or has previously served in the following capacities: Chairman and a Director, Asset Management Fund, Inc., a registered investment company; Vice President and Assistant Secretary of Institutional Investors Capital Appreciation Fund, Inc., a registered investment company; Director, First Home Savings Bank, S.L.A. since 1990. He previously was employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

EDWARD E. SAMMONS, JR. (Age 59)                       Vice President and
230 West Monroe Street, Suite 2810                    Secretary
Chicago, IL  60606

   Mr. Sammons has been President of the Fund's investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its Executive Vice President from 1990 to 1997. Mr. Sammons also has served as Executive Vice President of the Fund's distributor, Shay Financial Services, Inc., since 1990. He also held the position of Executive Vice President with Shay Assets Management Co. and Shay Financial Services Co. from 1990 through December 1997. These companies served as the Fund's investment adviser and distributor, respectively, from 1995 through December 1997. He serves or has previously served in the following capacities: President and Treasurer of Asset Management Fund, Inc., a registered investment company; Vice President and Secretary of Institutional Investors Capital Appreciation Fund, Inc.; Vice President, from 1987 to 1990, Advance America Funds, Inc.; and Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.

JOHN J. McCABE (Age 55)                               Vice President
200 Park Avenue, 45th Floor
New York, New York 10166

   Mr. McCabe has been a Senior Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. From August 1991 through May 1995, he was Senior Vice President and Chief Investment Officer of Nationar. He also serves as a Vice President of Institutional Investors Capital Appreciation Fund, Inc. He previously served as Managing Director and Portfolio Manager at Sterling Manhattan Corporation, an investment banking firm, for approximately three years and in various positions at Bankers Trust Company, including Director of Investment Research and Managing Director of the Investment Management Group. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.

MARK F. TRAUTMAN (Age 33)                             Vice President
200 Park Avenue, 45th Floor
New York, New York 10166

   Mr. Trautman has been a Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. He has been Portfolio Manager of the Fund since March 1993. From March 1993 through May 1995, he served as Director of Mutual Funds Investment of Nationar. He also serves as a Vice President and Portfolio

   Manager for Institutional Investors Capital Appreciation Fund, Inc. From January 1992 through March 1993 he served as Senior Equity Analyst for the two funds. From December 1988 through December 1991, Mr. Trautman was a Senior Associate with Sterling Manhattan Corporation. From June 1987 through November 1988, Mr. Trautman held the position of Treasury Analyst at Thomson McKinnon Securities, Inc., a securities brokerage firm. He is also a member of The New York Society of Security Analysts and The Association for Investment Management and Research.


JAY F. NUSBLATT (Age 38)                              Treasurer
103 Bellevue Parkway
Wilmington, Delaware  19809

   Mr. Nusblatt has been Vice President and Director of Fund Accounting and Administration of PFPC Inc., the Fund's administrative agent, since March 1993. He was previously employed as an Assistant Vice President of Fund/Plan Services, Inc., with responsibility for financial reporting and fund administration, 1989 to 1993. Mr. Nusblatt also serves as Treasurer of Institutional Investors Capital Appreciation Fund, Inc. and as an officer to other mutual funds registered under the Investment Company Act of 1940 who are clients of PFPC. Mr. Nusblatt has served as Treasurer of the Fund since May 1995.

            The Fund has an Executive Committee, composed of Messrs. Joseph R. Ficalora, Michael J. Gagliardi, David Freer, Jr. and Ian D. Smith, which meets from time to time between meetings of the Board, as necessary, to consider matters concerning the Fund. Subject to limitations provided by law or the Fund's by-laws, the Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors.

CERTAIN OTHER AFFILIATIONS AND BUSINESS RELATIONSHIPS

            Certain officers and directors of the Fund are also officers, employees, directors or shareholders of Shay Assets Management, Inc. ("SAMI") and Shay Financial Services, Inc. ("SFSI"). Messrs. Rodger D. Shay, Edward E. Sammons, Jr., John J. McCabe and Mark F. Trautman, who are officers of the Fund, are officers and employees of SAMI. Mr. Shay is the sole director of SAMI, SFSI and Shay Investment Services, Inc. ("SISI"), which is the sole stockholder of SAMI and SFSI. Mr. Shay also is the majority stockholder of SISI.

            Messrs. Harry P. Doherty and David F. Holland, who are directors of the Fund, also hold or have recently held positions with affiliates of Shay Assets Management Co., which, prior to December 1997, served as the Fund's investment adviser. Mr. Doherty is a director of America's Community Bankers (the "Association"). Until December of 1997, Mr. Holland held positions with subsidiaries of the Association, including the position of director of ACB Investment Services, Inc., which was a general partner in the Fund's prior investment adviser, Shay Assets Management Co. Mr. Holland also served as a director and officer of the Association prior to 1996. Mr. Doherty may be considered an "interested person" as the result of his continued position with the Association and the interest of the Association in certain royalty and other payments that SISI and its affiliates make to the Association and its affiliates. Because Mr. Holland has resigned his positions with the Association and its affiliates, Mr. Holland will not be deemed to be an "interested person," unless the Securities and Exchange Commission by order determines that Mr. Holland is an "interested person" by virtue of having a material relationship with the Fund's investment adviser or distributor as a result of his prior positions with the Association and its affiliates.

COMPENSATION OF DIRECTORS AND OFFICERS

            The directors of the Fund receive compensation for their services as directors of the Fund consisting of:

   o a $3,000 annual retainer per director, payable in four quarterly installments

   o a per-meeting fee of $500 for each meeting of the Board of Directors attended (the Board of Directors holds its regular meetings quarterly)

   o a per-meeting fee of $250 for each meeting of a Board committee attended in person on a date on which a meeting of the Board of Directors is not held.

Directors are also reimbursed for reasonable expenses incurred in attending meetings or otherwise incurred in connection with their attention to the affairs of the Fund.

            In recognition of the additional responsibilities and duties performed by the President of the Fund, the President receives an additional annual retainer of $2,000, payable in four quarterly installments, which is in addition to the compensation the President receives as a director.

            The other officers of the Fund do not receive any compensation from the Fund other than the compensation they may receive as directors of the Fund. No fee is payable for telephonic meetings of the Board of Directors or any committee. No pension or retirement benefits are paid to directors, advisory board members, or executive officers.

            The total compensation received by directors and officers of the Fund for service during 1998 was $50,500. The total amount of expenses incurred during 1998 for which the directors were reimbursed was $6,407.

            The following table sets forth the aggregate compensation received by each director of the Fund from the Fund and any other investment company having the same investment adviser for services as a director or officer during 1998. Such compensation does not include reimbursements to the directors for their expenses incurred in connection with their activities as directors.

                               COMPENSATION TABLE

                                         AGGREGATE          TOTAL COMPENSATION
                                        COMPENSATION           FROM THE FUND
            NAME OF DIRECTOR            FROM THE FUND        AND FUND COMPLEX
         -------------------------      -------------       -------------------
         Malcolm J. Delaney .......        $5,000               $ 5,000
         Timothy A. Dempsey .......        $4,750               $ 9,750<F7>
         Harry P. Doherty .........        $5,000               $12,000<F7>
         Joseph R. Ficalora .......        $7,000               $ 7,000
         David Freer, Jr. .........        $5,000               $ 5,000
         Michael J. Gagliardi .....        $5,000               $ 5,000
         David F. Holland .........        $4,500               $20,500<F7>
         William A. McKenna, Jr. ..        $4,500               $ 9,500<F7>
         Norman W. Sinclair .......        $4,750               $ 4,750
         Ian D. Smith .............        $5,000               $ 5,000

----------

<F7>
Includes compensation of $5,000, $16,000 and $5,000 received by Messrs. Dempsey, Holland and McKenna as directors and $7,000 received by Mr. Doherty as a director and officer of one other investment company with the same investment adviser as the Fund.

            As of December 31, 1998, all officers and directors of the Fund, as a group, owned both of record or beneficially an aggregate of 160,310 shares of the Fund (approximately 5.2% of the 3,063,416 shares outstanding on such date).

INVESTMENT ADVISORY AND OTHER SERVICES

            Shay Assets Management, Inc. serves as the Investment Adviser of the Fund; PFPC Inc. serves as its administrator, transfer agent, dividend paying agent and shareholder servicing agent; and PFPC Trust Company is the custodian for the Fund.

INVESTMENT ADVISER

            Shay Assets Management, Inc. (the Fund's "Investment Adviser") makes investment decisions for the Fund and is responsible for placing purchase and sale orders for portfolio securities and other investments. Under the investment advisory agreement between the Investment Adviser and the Fund (the "Investment Advisory Agreement"), the Investment Adviser receives a fee from the Fund computed at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent the expenses of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets during any fiscal year during the term of the Fund's agreement with the Investment Adviser. The Investment Advisory Agreement also provides for a reduction in the fee payable to the Investment Adviser to the extent the expenses of the Fund would exceed any applicable limit established pursuant to the statutes or regulations of any jurisdictions in which the Fund's shares are qualified for offer and sale. The total amounts paid by the Fund to the Investment Adviser and its predecessor, Shay Assets Management Co., for the years ended December 31, 1996, 1997 and 1998 in respect of investment advisory services were $216,493, $294,823 and $407,390, respectively, representing 0.61%, 0.67% and 0.73% of the Fund's average daily net assets (after all fee reductions and expense limitations). The Investment Adviser pays for the Fund's legal counsel to prepare the minutes of meetings of the Board of Directors and its committees.

            The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser to Asset Management Fund, Inc., a registered investment company comprising five fixed-income portfolios with aggregate net assets of approximately $1.3 billion at December 31, 1998, and to Institutional Investors Capital Appreciation Fund, Inc., a registered investment company with net assets of approximately $119 million as of December 31, 1998.

            The Investment Adviser, Shay Assets Management, Inc., is a Florida corporation that is controlled by Rodger D. Shay. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc., which is the holding company for the Fund's Investment Adviser and Distributor and certain other related companies engaged primarily in securities-related businesses. Rodger D. Shay is the majority stockholder of Shay Investment Services, Inc. The Investment Adviser's principal office is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. Shay Assets Management, Inc. (together with its predecessor, Shay Assets Management Co.) has served as the Fund's Investment Adviser since May 19, 1995. The Fund's current investment advisory agreement with Shay Assets Management, Inc. was approved by the shareholders of the Fund on November 13, 1997.

            Under the Investment Advisory Agreement, the Investment Adviser is not liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from (i) a breach of fiduciary duty with respect to the receipt of compensation for services, (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or (iii) from reckless disregard by it of its obligations and duties under the agreement.

            The Investment Advisory Agreement will continue in effect from year to year, subject to termination by the Fund or the Investment Adviser as described below, if such continuance is approved at least annually by the vote of the Fund's Board of Directors and a majority of the directors of the Fund who are not "interested persons" of the Fund or of the Investment Adviser.

            The Investment Adviser may terminate the Investment Advisory Agreement upon 90 days' written notice to the Fund. The Investment Advisory Agreement can be terminated at any time without penalty by the Fund upon 30 days' written notice to the Investment Adviser. The Investment Advisory Agreement will terminate automatically in the event of its assignment.

            Certain directors and officers of the Fund also are directors, officers or employees of the Investment Adviser and its affiliates. See "Officers and Directors of the Fund."

ADMINISTRATOR, TRANSFER AGENT, SHAREHOLDER SERVICING AGENT, DIVIDEND PAYING AGENT AND CUSTODIAN

            ADMINISTRATOR, TRANSFER AGENT, SHAREHOLDER SERVICING AGENT AND DIVIDEND PAYING AGENT. PFPC Inc. ("PFPC"), P.O. Box 8905, Wilmington, Delaware 19899-8905, is the Fund's administrative agent. Pursuant to the terms of the Administration and Accounting Services Agreement between the Fund and PFPC, PFPC performs various administrative services for the Fund, including: assisting in supervising all aspects of the Fund's operations other than those assumed by the Investment Adviser, the Fund's custodian or its transfer and dividend paying agent, maintenance of the Fund's books and records; preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of the Fund and computation of the Fund's net asset value for purposes of sales and redemptions of shares.

            The Fund pays PFPC for its services as administrator a fee computed at the annual rate of 0.10% of the first $200 million of the Fund's average net assets, 0.075% of the next $200 million of average net assets, with further reductions in the applicable rate for net assets in excess of $400 million, subject to a minimum annual charge of $80,400. The amounts paid to PFPC for the years ended December 31, 1996, 1997 and 1998 were $62,510, $60,300 and $60,300 after the fee waivers described below. PFPC also serves as the transfer agent, registrar, shareholder servicing agent and dividend paying agent for the Fund's shares and receives additional compensation in such capacities.

            PFPC has served in the foregoing capacities since May 19, 1995. An officer of PFPC also is an officer of the Fund. See "Officers and Directors of the Fund."

            CUSTODIAN. PFPC Trust Company ("PFPC Trust"), 17th & Chestnut Streets, Philadelphia, Pennsylvania, is the custodian of the Fund's investments. PFPC Trust and PFPC are affiliates of PNC Bank Corp. PFPC Trust (or its affiliate PNC Bank, N.A.) has served as the Fund's Custodian since May 19, 1995.

            FEE WAIVER. The Fund's administrator and custodian agreed to waive a portion of their fees during the first year (which ended May 18, 1996) of their respective agreements with the Fund so that the aggregate fees payable by the Fund for their services would not exceed 0.25% of the Fund's average daily net assets, plus certain transaction charges and out-of-pocket costs. The administrator and transfer agent also agreed to waive 25% of the applicable minimum charges during the second, third and fourth years of the agreements, which period ends May 18, 1999. PFPC has further voluntarily agreed to waive 25% of such applicable minimum charges during the fifth year of the agreement ending May 18, 2000.

DISTRIBUTOR

            Shay Financial Services, Inc. (the "Distributor") is the distributor of the Fund. The Distributor is a Florida corporation that is controlled by Rodger D. Shay, who is a Vice President of the Fund. The principal business address of Shay Financial Services, Inc. is located at 230 West Monroe Street, Chicago, IL 60606.

            The Fund has authorized the Distributor to undertake certain activities in connection with the continuous offer and sale of shares of the Fund, including informing potential investors about the Fund through written materials, seminars and personal contacts. The Distributor is obligated to use its best efforts to effect sales of shares of the Fund, but has no obligation to sell any particular number of shares. The Distributor does not receive any compensation from the Fund in connection with such activities.

            Certain directors and officers of the Fund also are directors, officers or employees of the Distributor and its affiliates. See "Officers and Directors of the Fund."

INDEPENDENT AUDITORS

            KPMG LLP, 1600 Market Street, Philadelphia, Pennsylvania, served as the Fund's independent auditors, and in that capacity audited the Fund's annual financial statements, for the year ended December 31, 1998. Subject to stockholder approval at the 1999 Annual Meeting of Stockholders, the Board of Directors has approved Arthur Andersen LLP, 1601 Market Street, Philadelphia, Pennsylvania, to serve as the Fund's independent auditors for the year ended December 31, 1999.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

            The primary aim of the Fund in the allocation of portfolio transactions to various brokers is the attainment of best price and execution consistent with obtaining investment research services and statistical information at reasonable cost. The Investment Adviser is thus authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of efficient execution and research and statistical information provided by the selected broker. Transactions in portfolio securities were effected during the calendar year 1998 through a total of 3 brokers, drawn from a list of brokers selected by the Investment Adviser on the basis of their ability to provide efficient execution of portfolio transactions and investment research and statistical information. A large majority of the Fund's portfolio transactions are executed on national securities exchanges through member firms. However, when the Investment Adviser believes that a better price can be obtained for the Fund, portfolio transactions may be executed in the third market. Portfolio transactions in unlisted securities are executed in the over-the-counter market through principal market makers. The brokerage list is reviewed continually in an effort to obtain maximum advantage from investment research and statistical information made available by brokers, and allocation among the brokers is made on the basis of best price and execution consistent with obtaining research and statistical information at reasonable cost.

            In 1998, brokerage commissions of $25,150 (attributable to purchases of $9,346,680 and proceeds from sales of $11,669,816) were paid to brokers who provided investment research and statistical information to the Investment Adviser. The research and statistical information provided to the Investment Adviser consist primarily of written and electronic reports and presentations analyzing specific companies, industry sectors, the stock market and the economy. To the extent that the Investment Adviser uses such research and information in rendering investment advice to the Fund, the research and information tend to reduce the Investment Adviser's expenses. The Investment Adviser may use research services and statistical information furnished by brokers through which the Fund effects securities transactions in servicing all of its accounts, and the Investment Adviser may not use all such services in connection with the Fund. The total amounts of brokerage commissions paid in 1996, 1997 and 1998 were $36,281, $26,700 and $31,426, respectively. The
Investment Adviser monitors the reasonableness of commissions paid by the Fund based on its experience in the market, and the Board of Directors periodically reviews the reasonableness of such commissions as well. Brokerage commissions were lower in 1997 and in 1998 than in 1996 as fewer securities were required to be sold (which sales would have generated brokerage commissions) to meet redemption or other cash requirements.

            Neither the Fund nor any of its officers or directors, nor its Investment Adviser, is affiliated with any broker employed by the Fund in connection with the purchase or sale of portfolio securities or other investments. The Fund does not maintain joint or joint and several trading accounts in securities.

EXPENSES OF THE FUND

            The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Fund's Investment Adviser, administrative agent, transfer agent, shareholder servicing agent, dividend paying agent and custodian; brokerage fees and expenses; filing fees for the registration or qualification of the Fund's shares under federal or state securities laws; taxes; interest; the cost of liability insurance, fidelity bonds, indemnification expenses; legal and auditing fees and expenses; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund for violation of any law; expenses of preparing and printing prospectuses, proxy materials, reports and notices and of mailing the same to shareholders and regulatory authorities; the compensation and expenses of the Fund's directors and officers who are not affiliated with the Fund's Investment Adviser or administrative agent; and any extraordinary expenses incurred by the Fund. Each semi-annual report to shareholders includes a statement of operational expenses.

DESCRIPTION OF CAPITAL STOCK

            The Fund is authorized to issue five classes of shares, par value $.001 each. At present, shares of only one class are outstanding ("Class A"), and each Class A share represents a proportionate interest in the Fund's existing investment portfolio. Shares of other classes, if and when issued, would represent interests in other portfolios of investments which would be invested in accordance with the separate investment objectives, policies and restrictions that the Board of Directors may establish for such other portfolios. The investment return and net asset value of shares of each class would be determined separately from all other classes of shares and would be based upon the investment results of that class's separate portfolio. The Board of Directors may establish additional portfolios at any time. Each share has one vote on all matters submitted to a vote of the shareholders, except that shareholders of a particular portfolio would not be entitled to vote on matters which affect only the interests of other portfolios. Shareholders of each portfolio would vote separately as a class on all matters which affect their portfolio, unless the interests of each portfolio are substantially identical, in which case shareholders of all portfolios would vote in the aggregate. In the event of the liquidation or dissolution of the Fund, the shareholders of each portfolio would have priority over shareholders of all other portfolios with respect to the assets of their respective portfolios. They also would be entitled to receive a pro rata portion of the assets of that portfolio after provision for the debts and expenses relating to that portfolio. All shares of each class are entitled to share pro rata in all dividends and distributions paid on shares of that class, including liquidating dividends. Shareholders do not have any conversion or pre-emptive rights.

GENERAL INFORMATION

            Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or agreement or other document referred to are not necessarily complete. In each instance, reference is made to the copy of such contract, agreement or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

            The audited financial statements of the Fund for the fiscal year ended December 31, 1998, including the notes thereto and the report of KPMG LLP, contained in the Fund's Annual Report to shareholders for the year ended December 31, 1998 (the "Annual Report") are incorporated herein by reference. Except as set forth above, this Statement of Additional Information does not incorporate any other portion of the Annual Report. KPMG LLP has audited such financial statements, and the financial statements are incorporated by reference in reliance on the report of KPMG LLP and the authority of such firm as experts in accounting and auditing.

            The Fund will provide a copy of the Annual Report without charge to each person to whom this Statement of Additional Information is delivered. Investors should direct requests to the Fund in writing c/o Shay Financial Services, Inc., 230 West Monroe Street, Suite 2810, Chicago, IL 60606, or by telephone at 800-982-1846.

                            PART C. OTHER INFORMATION


ITEM 23.  EXHIBITS

      (a)   Certificate of Incorporation of the Registrant

                  (1) Text of the complete Articles of Incorporation as in effect at April 30, 1984. Previously filed with Post-Effective Amendment No. 23 as Exhibit 1.

                  (2) Amendment to Articles FIFTH and SIXTH adopted January 23, 1986, and to Article SEVENTH adopted March 27, 1986. Previously filed with Post-Effective Amendment No. 25 as Exhibit A.

                  (3) Amendment to Article FOURTH adopted March 28, 1987. Previously filed with Post-Effective Amendment No. 26 as Exhibit 1(a).

      (b)   By-Laws of the Registrant

      (c)   Instruments Defining Rights of Security Holders

                  (1) Form of Certificate for Common Stock. Previously filed with Post-Effective Amendment No. 25 as Exhibit C.

                  (2) Articles Fourth and Seventh of Certificate of Incorporation. Previously filed with Post-Effective Amendment No. 26 as Exhibit 1(a) and with
                        Post-Effective Amendment No. 25 as Exhibit A, respectively.

                  (3)   Articles II, VIII, and XIX of By-Laws. (See Exhibit
                        (b).)

      (d) Investment Advisory Agreement dated as of December 9, 1997 between the Registrant and Shay Assets Management, Inc. Previously filed with Post-Effective Amendment No. 40 as Exhibit 5.

      (e) Distribution Agreement dated as of December 9, 1997 between the Registrant and Shay Financial Services, Inc. Previously filed with Post-Effective Amendment No. 40 as Exhibit 9(c).

      (f)   Not Applicable

      (g)   Custodian Agreements

                  (1) Custodian Services Agreement dated as of May 19, 1995 between the Registrant and PNC Bank, National Association. Previously filed with Post-Effective Amendment No. 38 as Exhibit 8(a).

                  (2) Custodian Services Fees Agreement dated as of May 19, 1995 between the Registrant and PNC Bank, National Association. Previously filed with Post-Effective Amendment No. 38 as Exhibit 8(b).

                  (3) Administration and Accounting, Transfer Agency and Custodian Services Fee Waivers Agreement dated as of May 19, 1995 between the Registrant, PNC Bank, National Association and PFPC Inc. Previously filed with Post-Effective Amendment No. 38 as Exhibit 8(c).

      (h)   Other Material Contracts

                  (a) Administration and Accounting Services Agreement dated as of May 19, 1995 between the Registrant and PFPC Inc. Previously filed with Post-Effective Amendment No. 38 as
                        Exhibit 9(a).

                  (b) Transfer Agency Services Agreement dated as of May 19, 1995 between the Registrant and PFPC Inc. Previously filed with Post-Effective Amendment No. 38 as Exhibit 9(b).

      (i)   Legal Opinion and Consent of Hughes Hubbard & Reed LLP

      (j)   Consent of KPMG LLP

      (k)   Not Applicable

      (l)   Not Applicable

      (m)   Not Applicable

      (n)   Financial Data Schedule

      (o)   Not Applicable

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

      Not Applicable

ITEM 25.  INDEMNIFICATION

      Sections 721-726 of the New York Business Corporation Law provide that a New York corporation shall have the power and, in certain cases, the obligation to indemnify officers or directors against certain liabilities.

      Article XV of the By-Laws of the Registrant provides that the Registrant shall indemnify directors or officers to the full extent permitted by New York law.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

      In addition, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, indemnification by the Registrant of its directors and officers against liabilities arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their respective offices is against public policy and, therefore, unenforceable. In the event that any questions arise as to the lawfulness of indemnification under the Investment Company Act of 1940 or the advancement of legal fees or other expenses incurred by its officers and directors, the Registrant will not advance such expenses or provide such indemnification unless there has been a determination by a court, by a vote of a majority of a quorum consisting of disinterested, non-party directors, or by independent legal counsel in a written opinion or by other reasonable and fair means that such indemnification or advancement would not violate Section 17 of the Investment Company Act of 1940 and the rules and regulations thereunder.

      In addition, the Registrant has entered into a Directors and Officers Liability Insurance Policy covering the period August 1, 1998 to July 31, 1999. Such policy insures against loss which any directors or officers of the Registrant are obligated to pay by reason of claims based on actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted or any matter claimed against them solely by reason of their being directors or officers. The policy does not protect or purport to protect any director or officer against any loss arising from fines or penalties imposed by law or matters which may be deemed uninsurable under the law.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Incorporated herein by reference from the Statement of Additional Information are the following: the description of the business of Shay Assets Management, Inc. (the "Investment Adviser") contained in the section entitled "Investment Advisory and Other Services"; the information concerning the organization and controlling persons of Shay Financial Services, Inc. (the "Distributor") contained in the section entitled "Investment Advisory and Other Services"; and the biographical information pertaining to Messrs. Shay, Sammons, McCabe and Trautman contained in the section entitled "Officers and Directors of the Fund."

      The Investment Adviser is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois, 60606, and at 1000 Brickell Avenue, Miami, Florida, 33131, and also has offices in New York City and Summit, New Jersey. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"). SISI is owned by Rodger D. Shay, Sr., Arthur M. Berardelli, Barbara M. Quesep and Rodger D. Shay, Jr., with Rodger D. Shay, Sr. being the controlling shareholder of SISI. Shay Financial Services, Inc. ("SFSI") and First Financial Trust Company ("FFTC") are also wholly-owned subsidiaries of SISI.

      Rodger D. Shay, Sr. is the Chairman of the Investment Adviser, SISI, and SFSI. Edward E. Sammons, Jr. is President of the Investment Adviser and Executive Vice President of SFSI. Rodger D. Shay, Jr. is the President of SFSI and Executive Vice President of the Investment Adviser. Roy R. Hingston and Robert T. Podraza are also Vice Presidents of the Investment Adviser, SISI and SFSI.

      SFSI is a securities broker-dealer registered with the Securities and Exchange Commission. FFTC is a Texas trust company which provides custodial services, primarily for institutional customers of SFSI.

      Effective December 8, 1997, the Investment Adviser began rendering investment adviser services to the Fund and two other registered investment companies, Asset Management Fund, Inc. ("AMF") and Institutional Investors Capital Appreciation Fund, Inc. ("IICAF"). In addition, the Investment Adviser acts as investment adviser to several savings banks located in New York State on a non-discretionary basis.

      From its inception in August 1990 to December 7, 1997, the Investment Adviser was a 50% general partner and the managing partner of Shay Assets Management Co., the Fund's prior investment adviser. SAMC was the investment adviser for the Fund and IICAF from May 19, 1995 to December 7, 1997, for AMF from September 1, 1990 to December 7, 1997, and for the Institutional Investors Tax-Advantaged Income Fund, Inc. from May 19, 1995 to March 15, 1996, and was the Sub-Adviser, providing portfolio management services, for the U.S. Mortgage Securities Portfolio of Nationar Funds, Inc. from June 1994 to February 1995. In addition, SAMC acted as investment adviser to several savings banks located in New York State on a non-discretionary basis. SAMC was dissolved on December 7, 1997, with its assets, liabilities, and business (including investment advisory services to the Fund) being transferred to the Investment Adviser.

ITEM 27.  PRINCIPAL UNDERWRITERS

      (a) The Distributor, Shay Financial Services, Inc., serves as the principal distributor for Institutional Investors Capital Appreciation Fund, Inc. and Asset Management Fund, Inc. in addition to serving M.S.B. Fund, Inc.

      (b) Rodger D. Shay is the Chairman and sole director of the Distributor. He also serves as an officer of the Registrant. Edward E. Sammons, Jr. is the Executive Vice President of the Distributor and an officer of the Registrant. Other information about Mr. Shay and Mr. Sammons required by this Item 27 is incorporated herein by reference to Item 26 and the "Officers and Directors of the Fund" in the Statement of Additional Information. Set forth below are the names, principal business addresses and positions and offices with the Distributor of the other officers of the Distributor.

   NAME OF DIRECTOR OR                                             POSITIONS AND OFFICES
OFFICER OF THE DISTRIBUTOR       PRINCIPAL BUSINESS ADDRESS        WITH DISTRIBUTOR
Robert T. Podraza                230 West Monroe Street            Chief Financial Officer and
                                 Chicago, IL  60606                Chief Operating Officer

Rodger D. Shay, Jr.              230 West Monroe Street            President
                                 Chicago, IL 60606


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

      The books and other documents required to be maintained pursuant to Rule 31a-1(b) (4) and (b) (10) are in the physical possession of the Fund's Investment Adviser, Shay Assets Management, Inc., 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606; accounts, books and other documents required by Rule 31a-1(b) (5) through (7) and (b) (11) and Rule 31a-1(f) are in the physical possession of Shay Assets Management, Inc., 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

ITEM 29.  MANAGEMENT SERVICES

      Not Applicable

ITEM 30.  UNDERTAKINGS

      Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 41 to Registration Statement No. 2-22542 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on February 26, 1999.


                                    M.S.B. FUND, INC.


                                    By:   /s/ JOSEPH R. FICALORA
                                          --------------------------------------
                                            Joseph R. Ficalora
                                            President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 to Registration Statement No. 2-22542 has been signed below by the following persons in the capacities and on the dates indicated:

/s/ JOSEPH R. FICALORA            President and Director  February 26, 1999
--------------------------------  (Principal Executive
      (Joseph R. Ficalora)        Officer)


/s/ JAY F. NUSBLATT               Treasurer  (Principal   February 26, 1999
--------------------------------  Financial Officer)
     (Jay F. Nusblatt)


/s/ MALCOLM J. DELANEY            Director                February 26, 1999
--------------------------------
     (Malcolm J. Delaney)


/s/ TIMOTHY A. DEMPSEY            Director                February 26, 1999
--------------------------------
     (Timothy A. Dempsey)


/s/ HARRY P. DOHERTY              Director                February 26, 1999
--------------------------------
     (Harry P. Doherty)


/s/ DAVID FREER, JR.              Director                February 26, 1999
--------------------------------
     (David Freer, Jr.)


/s/ MICHAEL J. GAGLIARDI          Director                February 26, 1999
--------------------------------
    (Michael J. Gagliardi)


/s/ DAVID F. HOLLAND              Director                February 26, 1999
--------------------------------
     (David F. Holland)

/s/ WILLIAM A. MCKENNA, JR.       Director                February 26, 1999
--------------------------------
   (William A. McKenna, Jr.)


/s/ NORMAN W. SINCLAIR            Director                February 26, 1999
--------------------------------
     (Norman W. Sinclair)


/s/ IAN D. SMITH                  Director                February 26, 1999
--------------------------------
     (Ian D. Smith)